UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material Pursuant to § 240.14a-12

Avangrid, Inc.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 27, 2019. AVANGRID, INC. AVANGRID, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 E78862-P24969 Meeting Information Meeting Type: Annual Meeting For holders as of: April 29, 2019 Date: June 27, 2019 Time: 8:30 AM Location: WilmerHale 60 State Street Boston, MA 02109 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 13, 2019 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. E78863-P24969

Voting Items the The following board of directors nominees: recommends you vote FOR 1. ELECTION OF DIRECTORS Nominees: 01) Ignacio Sánchez Galán 02) John Baldacci 03) Robert Duffy 04) Carol Folt 05) Teresa Herbert 06) Patricia Jacobs 07) John Lahey 08) Santiago Martinez Garrido 09) Sonsoles Rubio Reinoso 10) Juan Carlos Rebollo Liceaga 11) José Sáinz Armada 12) Alan Solomont 13) Elizabeth Timm 14) James Torgerson The board of directors recommends you vote FOR the following proposals: 2. RATIFICATION OF THE SELECTION OF KPMG US LLP AS AVANGRID, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. 3. NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. or NOTE: request THIS a IS paper NOT A copy PROXY of the CARD. proxy YOU materials CANNOT to VOTE receive BY a RETURNING proxy card. If THIS you NOTICE. wish to To attend vote the and shares, vote at you the must annual vote meeting, online please bring this notice with you. E78864-P24969

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